Prospectus supplement dated November 5, 2014
to the following prospectus(es):
America's marketFLEX Annuity prospectus dated May 1, 2014
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following is deleted in its entirety from the Waiver of Contingent Deferred Sales Charge provision of the Contingent Deferred Sales Charge sub-section of the Standard Charges and Deductions section:
The CDSC-free withdrawal privilege does not apply to full surrenders of the contract. For purposes of the CDSC-free withdrawal privilege, a full surrender is:
•	multiple withdrawals taken within a Contract Year that deplete the entire Contract Value; or
•	any single net withdrawal of 90% or more of the Contract Value.
PRO-0002-26